UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 3, 2026
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Abacus Global Management, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-39403 (Commission File Number)	85-1210472 (I.R.S. Employer Identification Number)
333 South Garland Avenue, Suite 1500
Orlando, Florida 32801
(800) 561-4148

Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)
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(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbols	Name of each exchange on which registered
Common stock, par value $0.0001 per share	ABX	New York Stock Exchange
9.875% Fixed Rate Senior Notes due 2028	ABXL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
At the Annual Meeting of Shareholders (the “Annual Meeting”) of Abacus Global Management, Inc. (the “Company”) held on June 3, 2026, the shareholders approved the Company's 2026 Long-Term Equity Incentive Plan (the “2026 LTIP”). The 2026 LTIP became effective immediately upon shareholder approval. The 2026 LTIP is described in Proposal 3 of the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 21, 2026 (the “Proxy Statement”), which description is incorporated herein by reference. The descriptions of the Plan contained herein and in the Proxy Statement are qualified in their entirety by reference to the full text of the 2026 LTIP, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders
At the Annual Meeting held on June 3, 2026, the following items were submitted to a vote of shareholders. The final voting results for each item voted on at the Annual Meeting are set forth below:
Proposal No. 1 - Election of Directors
The following nominees were re-elected to serve as Class III directors of the Company for a three-year term with the following votes:

NOMINEE	FOR	WITHHOLD	BROKER NON-VOTES
Jay Jackson	72,107,921	849,086	5,216,566
Thomas W. Corbett, Jr.	67,618,868	5,338,139	5,216,556
Proposal No. 2 - Ratification of Independent Registered Public Accounting Firm
The Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 with the following votes:

FOR	AGAINST	ABSTAIN
78,073,928	33,924	65,711
Proposal No. 3 - Approval of the Abacus Global Management, Inc. 2026 Long-Term Equity Incentive Plan (the “2026 LTIP”)
The Company’s stockholders approved the 2026 LTIP with the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
62,076,844	8,532,200	2,347,963	5,216,556
Proposal No. 4 - Advisory vote on Executive Compensation
The Company’s stockholders approved the advisory vote on executive compensation with the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
62,263,261	8,351,613	2,342,133	5,216,556
Proposal No. 5 - Advisory Vote on the frequency of the Say-on-Pay Vote
The Company’s stockholders approved the advisory vote for a one-year frequency for the Company to seek a Say-on-Pay vote on executive compensation with the following votes:

FREQUENCY	FOR	ABSTAIN
1 Year	52,503,249	2,281,921
2 Years	54,412	2,281,921
3 Years	18,117,425	2,281,921
Item 9.01 Financial Statements and Exhibits
(d) Exhibits.

Exhibit Number	Exhibit Description
10.1	Abacus Global Management, Inc. 2026 Long-Term Equity Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Abacus Global Management, Inc.
(Registrant)

Date: June 4, 2026	By:	/s/ Jay Jackson
	Name:	Jay Jackson
	Title:	Chief Executive Officer